T. Rowe Price
Equity Income Portfolio
Semiannual Report

June 30, 1997

Dear Investor
After a strong 1996, the equity market continued to advance sharply in the first half of 1997. The year began slowly with the market progressing only modestly in the first several months. April, May, and June, however, were another matter altogether as the combination of good corporate earnings growth, generally stable interest rates, and strong investor demand for equities fueled a sharply rising, almost frenzied, equity market.

Performance Comparison

Periods Ended 6/30/97      6 Months      12 Months
________________________________________________________________

Equity Income Portfolio       14.78%         27.54
%
S&P 500                       20.61          34.70

Lipper Variable Annuity
Underlying Equity Income
Funds Average                 16.83          29.45

As shown in the performance table, your fund trailed the unmanaged Standard & Poor's 500 Stock Index over the past six and 12 months in this environment and slightly lagged the Lipper average of similar funds. Often in sharply rising markets, conservative funds like Equity Income tend to advance at a moderate pace. This certainly applied to the first half of 1997. Over the last 12 months we were pleased by the fund's almost 28% return but frustrated that it was not even higher! Nonetheless, given the fund's conservative investment program, we are reasonably satisfied with our progress over the last year.

DIVIDEND DISTRIBUTION

On June 25, your Board of Directors declared a second quarter income dividend of $0.09 per share, bringing your 1997 total income distribution to $0.18 per share. The dividend was paid on June 27 to shareholders of record on June 25.

PORTFOLIO STRATEGY

What is a conservative, value-oriented fund to do in a market environment like the first half of 1997? Our strategy has been to worry about risk even more than we typically do. While we did not alter the fund's overall asset allocation, we did reduce our investments in a number of companies that have performed well and, consequently, no longer appear as undervalued as they once did. The Major Portfolio Changes table following this letter highlights some of these sales. We always distinguish between the quality of a company and the price of a company stock. Several of our larger sales represent investments in some of the world's great companies (Warner-Lambert, Corning, SmithKline Beecham, Eastman Kodak). When the market fully values or even more than fully values a company's equity, however, our valuation discipline prompts us to "recycle" these holdings into more reasonably valued companies with attractive upside potential and relatively low downside risk. Both good upside and low downside are equally important to us as we contemplate which investments to make on your behalf.

Security Diversification Pie Chart 6/30/97

     Stocks 86%          Bonds 1%        Reserves 13%

In looking at our large purchases over the past few months, the companies share the characteristics of attractive relative valuations, high relative dividend yields, and, in our opinion, good appreciation potential with moderate downside risk. We added to positions in five companies, including Dow Chemical, GM, and Duke Energy. We purchased smaller positions in a number of other electric utilities, one of the few groups that did not participate in the market's advance. Occasionally, we can also opportunistically capitalize on negative market responses to specific company news. For example, bad winter weather affecting Burlington Northern Santa Fe caused a sharp drop in the company's stock price, which we viewed as a temporary overreaction. We also initiated a position in Knight-Ridder, the newspaper and publishing company.

SUMMARY AND OUTLOOK

As we entered 1997, we did not fully anticipate a market advance as sharp as the one we witnessed in the first half of the year. In the fund's 1996 annual report, we referred to the "delinkage" that was occurring as stock prices surged at a much faster rate than corporate earnings and dividends. This delinkage is even more pronounced today after the market's first half rally. We will continue to follow our conservative investment approach because there are always interesting investment opportunities in any market environment. However, we believe the going is likely to get tougher for stocks sometime in the second half of the year.
As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President and
Chairman of the Investment Advisory Committee
July 18, 1997

Portfolio Highlights

Twenty-Five Largest Holdings

                                       Percent of
                                       Net Assets
                                          6/30/97
_____________________________________________________________
Mellon Bank                                   1.7%

Dow Chemical                                  1.6

Atlantic Richfield                            1.4

GE                                            1.3

Exxon                                                       1.3

Chase Manhattan                               1.2

DuPont                                        1.2

International Flavors & Fragrances            1.2

Texaco                                        1.1

J.C. Penney                                   1.0

St. Paul Companies                            1.0

ALLTEL                                        1.0

General Mills                                 1.0

Witco                                                       1.0

Georgia-Pacific                               1.0

American Home Products                        0.9

Union Camp                                    0.9

AT&T                                          0.9

Duke Energy                                   0.9

Tambrands                                     0.9

Simon DeBartolo Group                         0.9

Chevron                                       0.9

Mobil                                                       0.9

J.P. Morgan                                   0.9

Royal Dutch Petroleum                         0.9
______________________________________________________________
_______

Total
27.0%
______________________________________________________________
_______

Portfolio Highlights

Major Portfolio Changes

Six Months Ended 6/30/97
Listed in descending order of size

LARGEST PURCHASES (10)
__________________________
Dow Chemical

Duke Energy

Mellon Bank

Knight-Ridder *

GM

Burlington Northern Santa Fe *

Atlantic Richfield

UST

ALLTEL

Witco

LARGEST SALES (10)
__________________________

Warner-Lambert **

Sallie Mae **

Corning **

SmithKline Beecham **

U.S. Bancorp **

Great Western Financial

Kimberly-Clark **

Eastman Kodak **

Grand Metropolitan

Conrail **
__________________________

     *   Position added
    **   Position eliminated

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Performance Comparison
as of 6/30/97


                    T. Rowe Price
                    Equity Income
                      Portfolio               S&P 500
3/31/94              $  10,000            $   10,000
6/30/95                 10,170                10,042
6/30/95                 12,409                12,660
6/30/96                 15,536                15,952
6/30/97                 19,815                21,487

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Equity Income Portfolio
Periods Ended 6/30/97

                                  Since    Inception
        1 Year     3 Years    Inception         Date
______________________________________________________________
______

        27.54%      24.90%       23.43%      3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Equity Income Portfolio
(Unaudited)

             For a share outstanding throughout each period
 __________________________________________________________

                   6 Months        Year             3/31/94
                      Ended       Ended             through
                    6/30/97    12/31/96  12/31/95  12/31/94

NET ASSET VALUE

Beginning of period       $   15.26   $ 13.21   $ 10.42   $
10.00

Investment activities
  Net investment
     income            0.19        0.42      0.44      0.30
  Net realized and
     unrealized gain
     (loss)            2.05        2.13      3.05      0.41

  Total from
     investment
     activities        2.24        2.55      3.49      0.71

Distributions
  Net investment
     income           (0.18)      (0.42)          (0.44)(0.29)
  Net realized gain           (0.10)    (0.08)    (0.26)  -

  Total
     distributions            (0.28)    (0.50)    (0.70)(0.29)

NET ASSET VALUE

End of period      $  17.22   $   15.26 $   13.21 $   10.42
           ________________________________________________

Ratios/Supplemental Data

Total return          14.78%      19.56%          34.76%7.15%

Ratio of expenses to
average net assets            0.85%!    0.85%     0.85%0.85%!

Ratio of net investment
income to average
net assets             2.70%!           2.94%     3.61%3.88%!

Portfolio turnover
rate                          23.3%!    17.4%     10.1%21.3%!

Average commission
rate paid          $ 0.0308   $  0.0359         -         -

Net assets, end
of period
(in thousands)     $213,258   $ 103,751 $  14,658 $   2,191


! Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price Equity Income Portfolio
June 30, 1997 (Unaudited)
                                       Shares/Par     Value
                                               In thousands

Common Stocks  85.9%

FINANCIAL  16.0%

Bank and Trust  9.3%

BANC ONE                                 35,670   $   1,728

BankBoston                               16,900       1,218

Bankers Trust New York                   18,800       1,636

Chase Manhattan                          25,904       2,514

Fleet Financial Group                    23,600       1,493

Great Western Financial                   6,200         333

J. P. Morgan                             18,100       1,889

Mellon Bank                              78,000       3,520

Mercantile Bankshares                    16,900         674

National City                            22,100       1,160

PNC Bank                                 20,000         832

Signet Banking                           37,300       1,343

Wells Fargo                               5,966       1,608

                                                     19,948
Insurance  4.1%

American General                         37,300       1,781

EXEL                                              23,400
1,234

Hilb, Rogal and Hamilton                 10,400         177

Lincoln National                         14,100         908

SAFECO                                   27,100       1,266

St. Paul Companies                       28,200       2,150

USF&G                                    29,400         706

Willis-Corroon ADR                       41,100         460

                                                      8,682
Financial Services  2.6%

American Express                         17,400       1,296

Fannie Mae                               39,200       1,710

H&R Block                                37,200       1,200

Travelers Group                          22,233       1,402

                                                      5,608

Total Financial                                      34,238

UTILITIES  14.2%

Telephone Services  7.1%

ALLTEL                                   63,900       2,137

AT&T                                              57,000
1,999

BCE                                      38,300       1,072

Bell Atlantic                            23,200       1,760

BellSouth                                33,300       1,544

Frontier                                 44,900         895

GTE                                      35,600       1,562

SBC Communications                       27,371   $   1,694

Southern New England
     Telecommunications                  18,800         731

Sprint                                               14,700

                                                        774

U S WEST Communications                  23,350         880

                                                     15,048
Electric Utilities  7.1%

BGE                                      28,600         763

Centerior Energy                         44,000         492

Central and South West                   26,800         570

Dominion Resources                       28,450       1,042

DQE                                      28,912         817

Duke Energy                              41,000       1,966

Edison International                     25,200         627

Entergy                                  28,500         780

Florida Progress                          8,600         269

GPU                                      13,800         495

Ohio Edison                              33,600         733

PacifiCorp                               44,200         972

PECO Energy                              43,800         920

PG&E                                              24,500    594

Public Service Enterprise                24,300         608

Southern Company                         54,500       1,192

Unicom                                   60,600       1,348

Western Resources                        29,700         963

                                                     15,151

Total Utilities                                      30,199

CONSUMER NONDURABLES  16.4%

Cosmetics  1.1%

International Flavors &
     Fragrances                          48,600       2,454

                                                      2,454
Beverages  1.3%

Anheuser-Busch                           39,200       1,644

Brown-Forman (Class B)                   21,400       1,045

                                                      2,689

Food Processing  4.0%

General Mills                            32,400       2,110

Heinz                                                34,100

                                                      1,573

Kellogg                                  13,300       1,139

McCormick                                50,400       1,276

Quaker Oats                              40,100       1,799

Sara Lee                                 17,400         724

                                                      8,621

Hospital Supplies/Hospital Management  2.4%

Abbott Laboratories                      23,500   $   1,569

Bausch & Lomb                            29,200       1,376

Baxter International                     22,100       1,155

C. R. Bard                               25,400         922

                                                      5,022

Pharmaceuticals  2.6%

American Home Products                   26,400       2,019

Novartis (CHF)                            1,067       1,706

Pharmacia & Upjohn                       53,092       1,845

                                                      5,570

Miscellaneous Consumer Products  5.0%

Armstrong World                          14,400       1,057

Fortune Brands                           26,300         981

Gallaher Group ADR *                     26,300         485

Grand Metropolitan ADR                    9,900         388

Philip Morris                            29,800       1,322

Tambrands                                38,800       1,935

Tomkins (GBP)                           228,200         996

Unilever N.V. ADR                         8,300       1,810

UST                                      61,200       1,698

                                                     10,672

Total Consumer Nondurables                           35,028

CONSUMER SERVICES  6.5%

General Merchandisers  1.5%

J.C. Penney                              41,800       2,181

May Department Stores                    22,000       1,040

                                                      3,221
Specialty Merchandisers  0.2%

The Limited                              23,500         476

                                                        476

Entertainment and Leisure  1.2%

ITT *                                    24,600       1,502

Reader's Digest (Class A)                30,600         878

Reader's Digest (Class B)                 1,200          33

                                                      2,413

Media and Communications  3.6%

Dow Jones                                34,800       1,398

Dun & Bradstreet                         38,700       1,016

Gannett                                   9,100         899

Knight-Ridder                            37,200       1,825

McGraw-Hill                              18,900       1,112

R. R. Donnelly                           39,700       1,454

                                                      7,704

Total Consumer Services                              13,814

CONSUMER CYCLICALS  4.0%

Automobiles and Related  1.9%

Eaton                                    10,800   $     943

Ford Motor                               15,700         593

Genuine Parts                            29,750       1,008

GM                                       25,400       1,414

                                                      3,958

Building and Real Estate  1.5%

Rouse                                    14,000         413

SECURITY CAPITAL
     PACIFIC TRUST
     REIT                                15,100         345

Simon DeBartolo Group
     REIT                                60,236       1,928

Weingarten Realty Investors
     REIT                                10,600         448
                                                      3,134

Miscellaneous Consumer Durables  0.6%

Whirlpool                                24,600       1,342

                                                      1,342

Total Consumer Cyclicals                              8,434

TECHNOLOGY  0.7%

Electronic Components  0.7%

AMP                                      36,100       1,507

Total Technology                                      1,507

CAPITAL EQUIPMENT  2.6%

Electrical Equipment  1.8%

GE                                       43,900       2,870

Hubbell (Class B)                        24,600       1,082

                                                      3,952
Machinery  0.8%

Cooper Industries                        26,267       1,307

FMC *                                     4,800         381

                                                      1,688

Total Capital Equipment                               5,640

BUSINESS SERVICES AND TRANSPORTATION  2.2%

Transportation Services  0.2%

Alexander & Baldwin                      13,750         359

                                                        359
Miscellaneous Business Services  0.4%

Deluxe Corp.                             17,500         597

GATX                                              6,000     347

                                                        944
Railroads  1.6%

Burlington Northern
     Santa Fe                            17,800   $   1,600

Union Pacific                            24,600       1,734

                                                      3,334
Total Business Services and
  Transportation                                      4,637

ENERGY  11.0%

Energy Services  1.0%

Witco                                    54,500       2,068

                                                      2,068

Integrated Petroleum - Domestic  3.7%

Amerada Hess                             20,000       1,111

Atlantic Richfield                       43,700       3,081

British Petroleum ADR                    19,400       1,453

Phillips Petroleum                       23,800       1,041

USX-Marathon                             40,800       1,178

                                                      7,864

Integrated Petroleum - International  6.3%

Amoco                                    20,300       1,765

Chevron                                  26,050       1,926

Exxon                                    45,900       2,823

Mobil                                    27,400       1,914

Repsol ADR                               22,500         955

Royal Dutch Petroleum ADR                34,000       1,849

Texaco                                   21,500       2,338

                                                     13,570

Total Energy                                         23,502

PROCESS INDUSTRIES  10.4%

Diversified Chemicals  3.1%

Dow Chemical                             38,400       3,345

DuPont                                   39,300       2,471

Eastman Chemical                         13,900         883
                                                      6,699
Specialty Chemicals  4.0%

3M                                       12,900       1,316

Betz Laboratories                        19,500       1,287

Great Lakes Chemical                     33,500       1,755

Imperial Chemical ADR                    20,000       1,137

Lubrizol                                 24,100       1,011

Nalco Chemical                           25,600         989

Pall                                              43,400
1,009

                                                      8,504
Paper and Paper Products  1.6%

Consolidated Papers                      25,300   $   1,366

Union Camp                               40,300       2,015

                                                      3,381
Forest Products  1.7%

Georgia-Pacific                          24,100       2,057

International Paper                      31,400       1,525

                                                      3,582

Total Process Industries                             22,166

BASIC MATERIALS  1.7%

Metals  0.7%

Reynolds Metals                          21,500       1,532

                                                      1,532
Mining  1.0%

LONRHO (GBP)                            277,800         587

Newmont Mining                           38,249       1,492

                                                      2,079

Total Basic Materials                                 3,611

Miscellaneous Common Stocks  0.2%                       513

Total Common Stocks (Cost  $159,800)                183,289

U.S. Government Obligations/Agencies  1.5%

U.S. Treasury Bonds

     6.00%, 2/15/26                    $500,000         447

     6.25%, 8/15/23                      20,000          19

U.S. Treasury Notes

     5.625%, 2/15/06                    250,000         235

     5.75%, 8/15/03                     400,000         386

     5.875%
       11/15/99 - 2/15/04               920,000         914

     6.50%, 5/31/01                     700,000         704

     7.00%, 7/15/06                     400,000         411

     7.375%, 11/15/97                    20,000          20

Total U.S. Government
Obligations/Agencies (Cost  $3,124)                   3,136

Short-Term Investments  12.3%

Certificates of Deposit  2.8%

Svenska Handlesbanken
     5.705 - 5.68%
     7/7/97 - 10/1/97                 6,000,000       6,000

                                                      6,000
Commercial Paper  9.5%

AC Acquisition Holding
     Company, 4(2), 5.56%
     8/11/97                           $3,000,000 $   2,981

Chrysler Financial
     5.60%, 7/10/97                   3,000,000       2,996

General Electric Capital
     5.58%, 8/15/97                   2,000,000       1,986

Golden Managers Acceptance
     5.56%, 7/10/97                   3,000,000       2,996

Preferred Receivables Funding
     5.55%, 7/29/97                   2,000,000       1,992

Southern New England
     Telecommunications
     5.56%, 8/4/97                    3,000,000       2,984

     Total SA,
     5.54%, 7/7/97                    2,000,000       1,998

Investments in Commercial
     Paper through a Joint
     Account 6.05 - 6.20%
     7/1/97                           2,195,994       2,196

                                                     20,129
Total Short-Term Investments
(Cost  $26,129)                                      26,129

Total Investments in Securities
99.7% of Net Assets (Cost $189,053)               $ 212,554

Other Assets Less Liabilities                           704

NET ASSETS                                        $ 213,258

Net Assets Consist of:

Accumulated net investment income -
 net of distributions                             $     108

Accumulated net realized gain/loss -
 net of distributions                                 4,465

Net unrealized gain (loss)                           23,500

Paid-in-capital applicable to 12,386,235
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of
the corporation authorized                          185,185

NET ASSETS                                        $ 213,258
                                                ___________

NET ASSET VALUE PER SHARE                         $   17.22
                                                ___________

    *  Non-income producing
 REIT  Real Estate Investment Trust
 4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other
       "accredited investors."
  CHF  Swiss franc
  GBP  British sterling

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Equity Income Portfolio
(Unaudited)
In thousands

                                                   6 Months
                                                      Ended
                                                    6/30/97

Investment Income

Income
    Dividend                                      $   2,074
    Interest                                            588

    Total income                                      2,662

Expenses
    Investment management and administrative                637

Net investment income                                 2,025

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities                                        4,452
    Foreign currency transactions                        (3
)
    Net realized gain (loss)                          4,449

    Change in net unrealized gain or
      loss on securities                             15,255

Net realized and unrealized gain (loss)
19,704

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $  21,729
                                                ___________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
(Unaudited)
In thousands

                                       6 Months        Year
                                          Ended       Ended
                                        6/30/97    12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $  2,025   $   1,502
    Net realized gain (loss)              4,449       1,676
    Change in net unrealized gain or loss         15,255
6,821

    Increase (decrease) in net assets
      from operations                    21,729       9,999

Distributions to shareholders
    Net investment income                (1,917)     (1,787)
    Net realized gain                      (918)       (470)

    Decrease in net assets from distributions     (2,835)
(2,257)

Capital share transactions*
    Shares sold                          95,295      89,085
    Distributions reinvested              2,835       2,256
    Shares redeemed                      (7,517)    (10,297)

    Increase (decrease) in net assets
      from capital share transactions    90,613      81,044

Net equalization                              -         307

Net Assets

Increase (decrease) during period       109,507      89,093
Beginning of period                     103,751      14,658

End of period                          $213,258   $ 103,751
                                   ________________________

*Share information
    Shares sold                           5,883       6,273
    Distributions reinvested                173         153
    Shares redeemed                        (470)       (736)

    Increase (decrease) in shares outstanding     5,586
5,690

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31,1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated
$89,343,000 and $15,730,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $189,053,000, and net unrealized gain aggregated $23,501,000, of which $24,785,000 related to appreciated investments and $1,284,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $126,000 was payable at June 30, 1997. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

During the six months ended June 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $88,000 with certain affiliates of the manager and paid commissions of $500 related thereto.

T. Rowe Price Equity Income Portfolio

100 East Pratt Street
Baltimore, Maryland 21202
This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.
T. Rowe Price Investment Services, Inc., Distributor
TRP654 (6/97)
RPRTEIP  6/30/97